UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2018

New Age Beverages Corporation
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)
001-38014	27-2432263
(Commission File Number)	(IRS Employer Identification No.)

1700 E. 68th Avenue, Denver, CO 80229
(Address of principal executive offices) (Zip Code)

(303) 289-8655
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2018 (the “Closing Date”), New Age Beverages Corporation, a Washington corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Investor”) pursuant to which the Company issued to the Investor for an aggregate purchase price payable in cash of $4,750,000, before reimbursement of expenses, a Senior Secured Convertible Promissory Note (the “Convertible Note”) with a principal face amount of $4,750,000, which Convertible Note is, subject to certain conditions, convertible into shares (the “Conversion Shares”) of underlying common stock of the Company (“Common Stock”) at a conversion price of $1.89 per share, subject to adjustment (the “Conversion Price”). The Convertible Note will mature on June 20, 2019, unless earlier repurchased by the Company or converted pursuant to its terms. The Convertible Note and the Conversion Shares described in this Current Report on Form 8-K were offered and sold to the Investor in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”) and, as applicable, Rule 506 of Regulation D promulgated thereunder.

Pursuant to a registration rights agreement entered into with the Investor on the Closing Date (the “Registration Rights Agreement”), the Company agreed to file a registration statement on Form S-3 to register the Convertible Note and the Conversion Shares within eighty (80) days  of the Closing Date which registration must be declared effective under the Securities Act within one hundred twenty (120) days of the Closing Date (each of which dates are accelerated upon an event of default under the Convertible Notes)..

The Company and its subsidiaries (the “Subsidiaries”) and the Investor entered into a security agreement (the “Security Agreement”) pursuant to which the Company and its Subsidiaries granted to the Investor a security interest in, among other items, the Company’s and the Subsidiaries’ accounts, chattel paper, documents, equipment, general intangibles, instruments and inventory, and all proceeds (the “Assets”), as set forth in the Security Agreement. In addition, pursuant to an intellectual property security agreement (the “IP Security Agreement”), the Company and certain of its subsidiaries granted to the Investor a continuing security interest in all of the Company’s right, title and interest in, to and under certain trademarks, copyrights and patents of the Company.

The Company issued to the Investor (i) 125,661 shares of Common Stock as a commitment to the Investor (the “Commitment Shares”); and (ii) 100,529 shares of Common Stock as payment of an additional exit fee to the Investor (the “Exit Shares”).  The Exit Shares are subject to certain resale restrictions agreed to by the Investor under the SPA. The Commitment Shares and the Exit Fee Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the Company’s currently effective registration statement on Form S-3 (File No. 333-21941).

Description of Senior Secured Convertible Promissory Note

The Convertible Note has a principal face amount of $4,750,000 and bears interest at a rate equal to 8% per annum, payable monthly.  The Convertible Note has a maturity date of June 20, 2019. At the option of the Investor, the Convertible Note is convertible, in whole or part, into shares of underlying Common Stock at the Conversion Price, subject to adjustment, at the option of the Investor and upon the occurrence of certain specified events.   The failure of the Company to deliver the Conversion Shares upon the request of the Investor within the requisite time frame constitutes an event of default under the Convertible Note and subjects the Company to certain liquidates damages.

In addition, the conversion price of the Convertible Note is subject to adjustment for customary stock splits, stock dividends, combinations or similar events.

In addition, pursuant to the SPA, the Company has agreed to provide the Investor with certain registration rights with respect to the Common Stock underlying the Conversion Shares.

Both the Company and the Investor has certain redemption rights with respect and under certain circumstances the Company is required to redeem the notes.

In addition, the Convertible Note contains standard and customary events of default including, but not limited to, failure to make payments when due under the Convertible Note, failure to comply with certain covenants contained in the Convertible Note, or bankruptcy or insolvency of the Company.  As well, the Convertible Note contains events of default in the event the Common Stock is suspended from trading on a Trading Market (as defined in the Convertible Note) for five (5) Trading Days (as defined in the Convertible Note), in the event of a MAE (as defined in the Convertible Note) or if any monetary judgment, writ or similar final process is entered or filed against the Company.

In addition, pursuant to the Convertible Note, if the Company enters into a Fundamental Transaction (as defined in the Convertible Note), the Investor will have the right to receive for such Conversion Shares held by the Investor such number of shares of Common Stock in the surviving corporation, acquiring corporation or the Company, as applicable, and additional consideration receivable by a holder of the number of shares of Common Stock into which the Conversion Shares are convertible.

In addition, the Convertible Note contains certain prohibitions around the Company’s ability to issue additional securities except for Conversion Shares and for a financing that results in net proceeds to the Company sufficient to redeem the Convertible Notes in full in accordance with their terms.

The foregoing are only brief descriptions of the material terms of the SPA, the Convertible Note, the Registration Rights Agreement, the Security Agreement and the IP Security Agreement, the forms of which are attached hereto as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Convertible Note and the Conversion Shares described in this Current Report on Form 8-K were offered and sold to the Investor in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933 and, as applicable, Rule 506 of Regulation D promulgated thereunder.

 Item 9.01   Financial Statements and Exhibits

(d)   Exhibits.

 Number

Description

10.1
Securities Purchase Agreement dated June 20, 2018 among New Age Beverages Corporation and the Purchaser signatory thereto
10.2
Senior Secured Convertible Promissory Note dated June 20, 2018
10.3
Registration Rights Agreement dated as of June 20, 2018 between New Age Beverages Corporation and the Purchaser signatory thereto
10.4
Security Agreement dated as of June 20, 2018 between New Age Beverages Corporation and Dominion Capital, LLC
10.5
Intellectual Property Security Agreement dated as of June 20, 2018 by New Age Health Sciences, Inc. in favor of Dominion Capital LLC
99.1
Press Release issued on June 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW AGE BEVERAGES CORPORATION

Date: June 21, 2018	By:	/s/ Brent Willis
Brent Willis Chief Executive Officer

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